                                                                   EXHIBIT 10(b)

                               FIFTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made and entered into and effective this 1st day of May, 2003 (the "Amendment Date"), by and among XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), Bank One, Oklahoma, N.A., and U.S. Bank National Association, as Lenders under the Credit Agreement referred to below (the "Lenders"), and Bank One, Oklahoma, N.A., as Agent (in such capacity, the "Agent"), with reference to the following:

         A. The Borrower, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of October 31, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated effective as of June 1, 2002, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated effective as of September 10, 2002, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated effective as of December 1, 2002, and as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated effective as of March 1, 2003 (the "Credit Agreement").

         B. The Borrower has requested that the Lenders and the Agent (i) extend the availability of the Revolving Credit Facility and the maturity of the Revolving Loans from May 1, 2003 until December 31, 2003, (ii) extend the maturity of the Term Loan Facilities from November 30, 2003 until December 31, 2003, and extend the maturity of the R/E Term Loan Facilities from November 30, 2003 until December 31, 2003, (iii) amend and restate the Revolving Credit Facilities so as to increase the facilities' cumulative amount from $2,000,000.00 to $7,500,000.00, (iv) reduce the Term Loan Facilities by a cumulative amount of $6,500,000.00 after Borrower reduces its obligations under these facilities by applying certain funds from the Revolving Loans and from existing cash reserves, (v) modify the term "Eligible Accounts" for the Borrowing Base to include within "Accrued Accounts Receivable" all Inventory shipped to the Borrower's customer(s) that are legally billable but not yet billed, (vi) modify the Borrowing Base by including the Service Inventory located at Borrower's Tulsa Warehouse, (vii) modify and reduce the advance rate for Accrued Receivables from 80% to 40%, (viii) modify the Borrowing Base Calculation by eliminating eligible funding based on the then current outstanding principal balance of the unsecured term loan and (ix) waive certain Defaults arising by virtue of the Borrower's failure to comply with the fixed charge coverage financial covenant set forth in the Credit Agreement through and until December 31, 2003 in return for maintaining a quarterly Consolidated EBIDA of a minimum of $700,000.00. The Lenders and the Agent have agreed to the foregoing requests, subject to the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby amend the Credit Agreement, effective as of the Amendment Date, as follows:

1. DEFINITIONS. Capitalized terms used herein (including capitalized terms used in the recitals above) but not otherwise defined have the respective meanings assigned to them in the Credit Agreement.

2. WAIVERS. Effective as of the Amendment Date, and subject to the Borrower's satisfaction of the conditions precedent set forth in Section 4 (Conditions Precedent) of this Amendment, the Lenders and the Agent agree to waive the Borrower's non-compliance with its fixed charge coverage covenant generally associated with Section 6.24.2 (Debt Service Coverage Ratio) of the Credit Agreement, and any consequences of such non-compliance (other than as set forth in this Amendment). In lieu of this waiver, Borrower shall maintain a quarterly Consolidated EBIDA of a minimum of $700,000.00; however, Borrower may include the tax deduction for the amortization of goodwill in its calculation of EBIDA. As such, the definition of the term "Consolidated EBIDA " appearing in
Section 1.1 of the Credit Agreement is hereby amended by permitting this goodwill amortization deduction.

         The foregoing waivers do not extend to any other existing Default or Unmatured Default (whether or not known to the Borrower, the Lenders or the Agent) or to any Default or Unmatured Default that may arise or occur after the Amendment Date. Nothing contained in this Amendment shall be construed as waiving any other term or condition of the Credit Agreement or any of the other Loan Documents or as obligating the Lenders or the Agent to waive any future noncompliance or Default.

3. MODIFICATION OF FACILITIES. Effective as of the Amendment Date, and subject to the Borrower's satisfaction of the conditions precedent set forth in this Amendment:

         A. Extension of Revolving Credit Facility. The availability of the Revolving Credit Facility and the maturity of the Revolving Loans are hereby extended from May 1, 2003 to December 31, 2003. Accordingly, the definition of the term "Revolving Credit Facility Termination Date" appearing in Section 1.1 of the Credit Agreement is hereby amended by replacing the reference to the date "October 31, 2002" (as subsequently amended to "November 30, 2002," "March 31, 2003" and "May 1, 2003") with the date "December 31, 2003."

         B. Amended and Restated, as well as renewed, Revolving Note. The Borrower agrees to make, execute and deliver to each Lender an amended and restated Revolving Note (each, a "Renewal Revolving Note"), substantially in the form attached hereto as Exhibit "F-1C." The Amended and Restated Revolving Notes are hereinafter collectively referred to as the "Renewal Notes." The Renewal Notes shall be in renewal, extension, replacement, amended and restatement of, but not in satisfaction or as a novation of, the respective Notes delivered pursuant to the Credit Agreement, and from and after the Amendment Date, unless the context otherwise requires, all references to the "Revolving Notes" appearing in the Credit Agreement or any other Loan Documents shall mean and refer to the Renewal Revolving Notes. The Revolving Notes shall increase in a cumulative amount from $2,000,000.00 to $7,500,000.00. Of this new funding, Borrower shall apply $2,500,000.00 to reduction in principal of the Term Note, and Borrower shall apply an additional $4,000,000.00 of existing cash reserves toward the reduction in principal of the Term Note.

         C. Extension of Term Loan Facility and R/E Term Loan Facility. The availability of the Term Loan Facility and the maturity of the Term Loans are hereby extended from November 30, 2003 to December 31, 2003, and Borrower agrees to simultaneously pay down of the same in the cumulative amount of $6,500,000.00 from the Revolving Loans and from accumulated cash reserves. The availability of the R/E Term Loan Facility and the maturity of the R/E Term Loans are hereby extended from November 30, 2003 to December 31, 2003, substantially in the form attached hereto as Exhibit "F-3C" which the Borrower agrees to make, execute and deliver to each Lender.

         D. Renewal of Term Note. The Borrower agrees to make, execute and deliver to each Lender a renewal Term Note (each, a "Renewal Term Note"), substantially in the form attached hereto as Exhibit "F-2C." The Renewal Term Notes are hereinafter collectively referred to as the "Renewal Notes." The Renewal Notes shall be in renewal, extension and replacement of, but not in satisfaction or as a novation of, the respective Notes delivered pursuant to the Credit Agreement, and from and after the Amendment Date, unless the context otherwise requires, all references to the "Term Notes" appearing in the Credit Agreement or any other Loan Documents shall mean and refer to the Renewal Term Notes. The Borrower shall pay down the Term Notes in the cumulative amount of $6,500,000.00, resulting in a cumulative Term Note obligation of $4,674,041 with monthly payments continuing on the last day of each calendar month to and including November 30, 2003, with each installment (except the final installment due at maturity) to be in the aggregate principal amount of $259,861.44 and with the final installment due at maturity to be equal to the then outstanding principal balance of the Term Loans and all other unpaid Obligations arising under or relating to the Term Loan Facility.

         E. No Obligation to Grant Further Extensions. The Borrower acknowledges that, notwithstanding the references in the Credit Agreement and this Amendment to dates or periods of time subsequent to December 31, 2003, (i) the Lenders will not be obligated to further extend the availability of the Revolving Credit Facility or the Term Loan Facility, (ii) the Lenders have given no assurances or commitment that any extension request will be approved, (iii) the Lenders may refuse any extension request in the exercise of their sole and absolute discretion, and (iv) if any extension request is approved, the Lenders may condition such approval on the Borrower's satisfaction of certain requirements, including the making of further modifications to the Credit Agreement and/or the terms of the Facilities.

         F. Cross Collateralization of Notes. Notwithstanding language to the contrary or consistent with the same, the Borrower agrees and acknowledges that all assets pledged as collateral for any one term, real estate or revolving credit facility hereby collateralizes all and any other credit facility in favor of Lenders.

         G. Modification of Terms. The Borrower agrees to certain modification of terms as follows:

                  (1) Eligible Accounts. The Borrower may broaden and include within its Borrowing Base's "Eligible Accounts" all "Accrued Accounts Receivable" that represent its legally billable but not yet billed inventory shipped by Borrower to its customer(s). Accordingly, the definition of the term "Eligible Account " appearing in Section 1.1 of the Credit Agreement is hereby amended by including at the end of subparagraph (d) "or is legally billable but has not yet been billed."

                  (2) Service Inventory. The Borrower may broaden and include within its Borrowing Base's "Eligible Inventory" all "Service Inventory" that is located at Borrower's Tulsa Warehouse. Accordingly, the definition of the term "Eligible Inventory" appearing in Section 1.1 of the Credit Agreement is hereby amended by including at the end of subparagraph (b) ", inclusive of the Service Inventory located at Borrower's Tulsa Warehouse."

                  (3) Advance Rate for Accrued Receivables. The Borrower's ability to receive advance rate funding on its Accrued Accounts Receivables shall be reduced from 80% to 40%. Accordingly, the definition of the term "Borrowing Base" appearing in Section 1.1 of the Credit Agreement is hereby amended within subparagraph (i) by replacing the reference to the advance rate of "80%" with the rate of "40%".

                  (4) Removal of Funding Restriction. The Borrower is presently limited in its eligible funding within the Borrowing Base calculation based on the then current outstanding principal balance of the unsecured term loan. The restriction is hereby removed, and the Borrowing Base Calculation Worksheet is modified accordingly.

4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the Amendment Date, subject to the Borrower's satisfaction of the following conditions precedent (in addition to the conditions precedent set forth in Article IV of the Credit Agreement):

         A. Execution of Documents. The Borrower shall have duly and validly authorized, executed and delivered to the Agent and the Lenders the following documents, each in form and substance satisfactory to the Lenders:

                  (i)      this Amendment;

                  (ii)     the Amended and Restated Revolving Notes; and,

                  (iii)    the Renewal Terms Notes;

         B. Resolutions. The Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment and the performance by the Borrower of its obligations under this Amendment, the Credit Agreement (as amended by this Amendment) and the Renewal Notes, both Term and Revolving.

         C. Consent of Guarantor. The "Consent of Guarantor" appearing after the Borrower's signature to this Amendment shall have been duly and validly authorized, executed and delivered to the Lender by the Guarantor.

         D. Accuracy of Representations and Warranties. All representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Date (except to the extent any of such representations and warranties with respect to the financial condition of the Borrower refer to an earlier specified date).

         E. No Default. There shall not have occurred any additional Default or Unmatured Default as of the Amendment Date, and the Borrower shall be current in payment of all principal, interest and fees due and owing to the Agent or the Lenders as of the Amendment Date.

         F. Restructuring Fee. The Borrower shall have paid to the Agent, for the account of each Lender in accordance with each Lender's Pro Rata Share, a restructuring fee of $15,000.00.

5. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower contained in Article V of the Credit Agreement remain true and correct (except to the extent any representations and warranties as to the Borrower's financial condition relate solely to an earlier specified date) and are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment. The Borrower further represents and warrants as follows:

         A. Authority. The Borrower has all requisite power and authority and has been duly authorized to execute, deliver and perform its obligations under this Amendment, the Credit Agreement (as amended by this Amendment) and the Renewal Notes, both Term and Revolving.

         B. Binding Obligations; Enforceability. This Amendment, the Credit Agreement (as amended by this Amendment) and the Renewal Notes are valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

         C. No Conflict; Government Consent. Neither the execution and delivery by the Borrower of this Amendment and the Renewal Notes, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries, or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of this Amendment, the borrowings under the Credit Agreement (as amended hereby), the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of this Amendment, the Credit Agreement (as amended by this Amendment) or the Renewal Notes.

         D. No Material Adverse Change. Since March 31, 2003 (the date of the latest financial statements of the Borrower which have been delivered to the Agent and the Lenders), there has been no adverse change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

6.       MISCELLANEOUS.

         A. Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Credit Agreement. Except as amended, modified and supplemented by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the "Credit Agreement" appearing in any of the Loan Documents shall hereafter be deemed references to the Credit Agreement as amended, modified and supplemented by this Amendment.

         B. Descriptive Headings. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

         C. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

         D. Reimbursement of Expenses. The Borrower agrees to pay the reasonable fees and out-of-pocket expenses of The Drummond Law Firm, counsel to the Agent, incurred in connection with the preparation of this Amendment in the amount of $2,500.00 and the consummation of the transactions contemplated hereby.

         E. Release by Borrower. In consideration of the waivers and other agreements of the Lenders and the Agent contained herein, the Borrower, for itself and its officers, directors, agents, employees, successors and assigns, hereby releases, acquits and forever discharges each of the Lenders and the Agent, and each of their respective parent, subsidiary and affiliated companies and each of their respective officers, directors, agents, employees, successors, and assigns, and all other persons acting for or on behalf of the Lenders and/or the Agent, of and from any and all manner of actions, causes of actions, suits, debts, accounts, conveyances, agreements, damages, claims, demands, liabilities, costs, and expenses of whatsoever kind or nature, including attorney's fees, in law or in equity, known or unknown, anticipated or unanticipated and howsoever arising or accruing, which the Borrower may now have or may claim to have against the parties released or any of them, including, without limitation, those arising out of or relating in any way to the Credit Agreement or the administration of the

Facilities thereunder, any other Loan Document or any other agreement or document relating to the Facilities. It is understood and agreed by the Borrower that this is a full and final release covering any and all of the Borrower's actions, claims, debts, judgment, damages, objections, costs, attorney's fees, demands or liabilities, whether known or unknown, undisclosed and/or unanticipated, which may have arisen, or may arise from any act or omission, prior to the date of the execution and delivery of this Amendment.

         F. No Course of Dealing. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness or commitment on the part of the Agent or the Lenders to grant other or future waivers or consents, should any be requested, or to agree to other or future amendments to or modifications of the Credit Agreement or the terms and conditions applicable to the Facilities.

         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed and delivered this Amendment on the day and year first set forth above.

                                          XETA TECHNOLOGIES, INC.

                                          By: __________________________________
                                          Name:  Robert B. Wagner
                                          Title: Secretary and Chief Financial
                                                 Officer

Revolving Loan Commitment                 BANK ONE, OKLAHOMA, N.A.,
from and after Amendment Date:            Individually and as Agent
$4,125,000.00

Term Loan Commitment                      By: __________________________________
from and after Amendment Date:            Name:  Tipton J. Burch
$2,427,799.30                             Title: First Vice President

Revolving Loan Commitment                 U.S. BANK NATIONAL ASSOCIATION
from and after Amendment Date:            (formerly known as Firstar Bank, N.A.,
$3,375,000.00                             successor by merger to Firstar Bank
                                          Missouri, National Association)
Term Loan Commitment
From and after Amendment Date:            By: __________________________________
$1,986,381.24                             Name:  David L. Orf
                                          Title: Vice President

                                    EXHIBITS

Exhibit F-1C  -        Form of Renewal Revolving Note     (in two forms)

Exhibit F-2C  -        Form of Renewal Term Note          (in two forms)

Exhibit F-3C           Form of Renewal R/E Term Note      (in two forms)

                              CONSENT OF GUARANTOR

         The undersigned hereby (i) acknowledges and consents to the execution and delivery of the above and foregoing Third Amendment to Credit Agreement,
(ii) confirms that the Subsidiary Guaranty of the undersigned will continue in full force and effect as security for payment and performance of all of the "Guaranteed Obligations," as such term is used in the Subsidiary Guaranty, and
(iii) ratifies and reaffirms the Subsidiary Guaranty.

         No inference shall be drawn from the undersigned's execution of this Consent that consent or approval of the undersigned is required for this or any future modification or amendment of or supplement to the Credit Agreement or other Loan Document, or for this or any future increase, decrease, extension or renewal of the Guaranteed Obligations.

         Capitalized terms used in this Consent and not otherwise defined have the respective meanings assigned to them in the Credit Agreement referred to in the above and foregoing Second Amendment to Credit Agreement.

                                               U.S. TECHNOLOGIES SYSTEMS, INC.

                                               By: _____________________________
                                               Name: ___________________________
                                               Title: __________________________

                       AMENDED AND RESTATED REVOLVING NOTE
                                 (Exhibit F-1C)

$3,375,000                                                          May 1, 2003
                                                                 Tulsa, Oklahoma

         XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender"), the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Section 2.1.1 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Credit Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article II of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Revolving Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated effective as of June 1, 2002, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated effective as of September 10, 2002, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated effective as of December 1, 2002, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated effective as of March 1, 2003 and as further amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated effective May 1, 2003 (which, as it may be further amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement. Reference is made to the Agreement for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.

         This Note is secured pursuant to the Collateral Documents, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. All assets of Borrower are cross-pledged to all other facilities in the Credit Agreement.

         This Note is made, executed and delivered by the Borrower and delivered to the Lender in renewal, extension, replacement, amendment, restatement and increase of that certain Revolving Note dated as of October 31, 2001, executed by the Borrower payable to the order of the Lender in the stated principal amount of $2,250,000 (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for payment of this Note.

                             XETA TECHNOLOGIES, INC., an Oklahoma corporation

                             By: ____________________________________________
                                 Print Name: Robert B. Wagner
                                 Title: Secretary and Chief Financial Officer

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
         AMENDED AND RESTATED REVOLVING NOTE OF XETA TECHNOLOGIES, INC.
                                DATED MAY 1, 2003

                     Principal                 Maturity                    Principal
                     Amount of                of Interest                   Amount               Unpaid
    Date               Loan                     Period                       Paid                Balance
--------------------------------------------------------------------------------------------------------
May 1, 2003

                             RENEWAL REVOLVING NOTE
                                 (Exhibit F-1C)

$4,125,000.00                                                       May 1, 2003
                                                                 Tulsa, Oklahoma

         XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of BANK ONE, OKLAHOMA, N.A. (the "Lender"), the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Section 2.1.1 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Credit Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article II of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Revolving Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated effective as of June 1, 2002, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated effective as of September 10, 2002, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated effective as of December 1, 2002, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated effective as of March 1, 2003 and as further amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated effective May 1, 2003 (which, as it may be further amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement. Reference is made to the Agreement for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.

         This Note is secured pursuant to the Collateral Documents, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. All assets of Borrower are cross-pledged to all other facilities in the Credit Agreement.

         This Note is made, executed and delivered by the Borrower and delivered to the Lender in renewal, extension, replacement, amendment, restatement and increase of that certain Revolving Note dated as of October 31, 2001, executed by the Borrower payable to the order of the Lender in the stated principal amount of $2,750,000.00 (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for payment of this Note.

                            XETA TECHNOLOGIES, INC., an Oklahoma corporation

                            By: ____________________________________________
                                Print Name: Robert B. Wagner
                                Title: Secretary and Chief Financial Officer

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
         AMENDED AND RESTATED REVOLVING NOTE OF XETA TECHNOLOGIES,
                                      INC.
                                DATED MAY 1, 2003

                    Principal                 Maturity                    Principal
                    Amount of                of Interest                   Amount               Unpaid
    Date              Loan                     Period                       Paid                Balance
-------------------------------------------------------------------------------------------------------
May 1, 2003

                                RENEWAL TERM NOTE
                                 (Exhibit F-2C)

$1,986,381.24
                                                                     May 1, 2003
                                                                 Tulsa, Oklahoma

         XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender"), the aggregate unpaid principal amount of the Term Loans made by the Lender to the Borrower pursuant to Section 2.1.2 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Term Loans in full on December 31, 2003, and prior to maturity shall make such payments, including mandatory prepayments, as are required to by made under the terms of Article II of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Term Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated effective as of June 1, 2002, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated effective as of September 10, 2002, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated effective as of December 1, 2002, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated effective as of March 1, 2003 and as further amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated effective May 1, 2003 (which, as it may be further amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement. Reference is made to the Agreement for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.

         This Note is secured pursuant to the Collateral Documents, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. All assets of Borrower are cross-pledged to all other facilities in the Credit Agreement.

         This Note is made, executed and delivered by the Borrower and delivered to the Lender in renewal, extension and replacement of that certain Term Note dated as of October 31, 2001, executed by the Borrower payable to the order of the Lender in the stated principal amount (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for payment of this Note.

                             XETA TECHNOLOGIES, INC., an Oklahoma corporation

                             By: ______________________________________________
                                   Print Name: Robert B. Wagner
                                   Title: Secretary and Chief Financial Officer

                                RENEWAL TERM NOTE
                                 (Exhibit F-2C)

$2,427,799.30
                                                                    May 1, 2003
                                                                 Tulsa, Oklahoma

         XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender"), the aggregate unpaid principal amount of the Term Loans made by the Lender to the Borrower pursuant to Section 2.1.2 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Term Loans in full on December 31, 2003, and prior to maturity shall make such payments, including mandatory prepayments, as are required to by made under the terms of Article II of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Term Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated effective as of June 1, 2002, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated effective as of September 10, 2002, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated effective as of December 1, 2002, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated effective as of March 1, 2003 and as further amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated effective May 1, 2003 (which, as it may be further amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement. Reference is made to the Agreement for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.

         This Note is secured pursuant to the Collateral Documents, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. All assets of Borrower are cross-pledged to all other facilities in the Credit Agreement.

         This Note is made, executed and delivered by the Borrower and delivered to the Lender in renewal, extension and replacement of that certain Term Note dated as of October 31, 2001, executed by the Borrower payable to the order of the Lender in the stated principal amount (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for payment of this Note.

                             XETA TECHNOLOGIES, INC., an Oklahoma corporation

                             By: ____________________________________________
                                 Print Name: Robert B. Wagner
                                 Title: Secretary and Chief Financial Officer

                              RENEWAL R/E TERM NOTE
                                 (Exhibit F-3C)

$1,262,250.12
                                                                    May 1, 2003
                                                                 Tulsa, Oklahoma

         XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of BANK ONE, OKLAHOMA, N.A. (the "Lender") the aggregate unpaid principal amount of the R/E Term Loan made by the Lender to the undersigned pursuant to Section 2.1.3 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The undersigned shall pay the principal of and accrued and unpaid interest on the R/E Term Loan in full on the December 31, 2003, and prior to maturity shall make such payments, including mandatory prepayments, as are required to be made under the terms of Article II of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the R/E Term Loan and the date and amount of each principal payment hereunder.

         This Note is one of the R/E Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated effective as of June 1, 2002, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated effective as of September 10, 2002, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated effective as of December 1, 2002, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated effective as of March 1, 2003 and as further amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated effective May 1, 2003 (which, as it may be further amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         This Note is secured pursuant to the Collateral Documents, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. All assets of the Borrower are cross-pledged to all other facilities in the Credit Agreement.

         This Note is made, executed and delivered by the Borrower and delivered to the Lender to evidence a portion of the indebtedness outstanding under that certain Acquisition Term Note dated November 30, 2000, executed by the Borrower payable to the order of the Lender (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for this Note.

                                    XETA TECHNOLOGIES, INC.,
                                    an Oklahoma corporation

                                    By: ________________________________________
                                    Print Name: Robert B. Wagner
                                    Title: Secretary and Chief Financial Officer

                              RENEWAL R/E TERM NOTE
                                 (Exhibit F-3C)

$1,032,750.00
                                                                     May 1, 2003
                                                                 Tulsa, Oklahoma

         XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") the aggregate unpaid principal amount of the R/E Term Loan made by the Lender to the undersigned pursuant to Section 2.1.3 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The undersigned shall pay the principal of and accrued and unpaid interest on the R/E Term Loan in full on the December 31, 2003, and prior to maturity shall make such payments, including mandatory prepayments, as are required to be made under the terms of Article II of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the R/E Term Loan and the date and amount of each principal payment hereunder.

         This Note is one of the R/E Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated effective as of June 1, 2002, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated effective as of September 10, 2002, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated effective as of December 1, 2002, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated effective as of March 1, 2003 and as further amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated effective May 1, 2003 (which, as it may be further amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         This Note is secured pursuant to the Collateral Documents, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. All assets of the Borrower are cross-pledged to all other facilities in the Credit Agreement.

         This Note is made, executed and delivered by the Borrower and delivered to the Lender to evidence a portion of the indebtedness outstanding under that certain Acquisition Term Note dated November 30, 2000, executed by the Borrower payable to the order of the Lender (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for this Note.

                                    XETA TECHNOLOGIES, INC.,
                                    an Oklahoma corporation

                                    By: ________________________________________
                                    Print Name: Robert B. Wagner
                                    Title: Secretary and Chief Financial Officer